UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2024

SOUTHWEST AIRLINES CO.
(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P. O. Box 36611
Dallas,	Texas	75235-1611
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:   (214) 792-4000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1.00 par value)	LUV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.02(e)

On May 15, 2024, at the 2024 Annual Meeting of Shareholders of Southwest Airlines Co. (the “Company”), the Company’s Shareholders approved the Southwest Airlines Co. Amended and Restated 2007 Equity Incentive Plan (the “Plan”). The Plan provides for grants of stock options, restricted stock, restricted stock units, unrestricted shares of common stock, stock appreciation rights, and phantom shares, including grants in the form of performance awards (collectively, “Awards”).
The Plan must be administered by the Board of Directors of the Company or by a committee of the Board whose members satisfy the independence criteria established by the Plan. The Board or committee, as applicable, will be referred to as the “committee.” Awards may be granted to any employee or advisor of the Company and any member of the Company’s Board of Directors. The committee generally has the authority to grant Awards on such terms and conditions as the committee, in its discretion, may from time to time determine; however, (i) no Awards may be granted under the Plan after January 30, 2034, and no stock option or stock appreciation right may be exercisable after the expiration of ten years from the date of its grant; (ii) the per share exercise price of any stock option or stock appreciation right may not be less than the fair market value of a share of the Company’s common stock on the date of grant; (iii) in no event may an award of restricted stock or restricted stock units that has a vesting schedule based on the passing of time have (or be accelerated such that it has) a vesting schedule of less than three years from the date of grant, and no more than 33-1/3 percent of any such Award may vest (or be accelerated such that it vests) on each anniversary of the date of grant; and (iv) in no event may an award of restricted stock or restricted stock units that is structured as a performance award vest (or be accelerated such that it vests) in under one year from the date of grant. Notwithstanding the foregoing, in the event of the termination of a participant’s service as a result of death or disability, any of the participant’s outstanding shares of restricted stock and/or restricted stock units that have not yet vested will fully vest as of the date of termination. The Plan also prohibits repricing of stock options and stock appreciation rights, unless approved by the Company’s Shareholders.
The number of shares of common stock that may be issued under the Plan with respect to all types of Awards in the aggregate may not exceed 36.25 million (the “Plan Limit”), which is an increase of 4.75 million over the 31.5 million shares previously reserved for issuance under the Plan. In addition, the number of shares of common stock with respect to which unrestricted shares of common stock, stock-settled phantom shares, and awards to non-employee members of the Board may be granted during the term of the Plan may not exceed five percent of the plan limit.
The foregoing summary of the Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Plan, which has been filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference. The Plan is also described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 5, 2024.

Item 5.07    Submission of Matters to a Vote of Security Holders.
(a) The Annual Meeting of Shareholders of Southwest Airlines Co. (the “Company”) was held on Wednesday, May 15, 2024.

(b) The following matters were voted on by the Company’s Shareholders at the Annual Meeting and received the following votes:

1. Proposal 1 – Election of fourteen Directors for terms expiring at the 2025 Annual Meeting of Shareholders:

NOMINEE	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Lisa M. Atherton	426,641,203	10,433,703	1,777,640	90,613,942
David W. Biegler	403,798,928	33,366,421	1,687,197	90,613,942
J. Veronica Biggins	412,577,510	24,556,305	1,718,731	90,613,942
Roy Blunt	424,471,183	12,598,272	1,783,091	90,613,942
Douglas H. Brooks	415,584,672	21,050,148	2,217,726	90,613,942
Eduardo F. Conrado	420,810,872	16,012,228	2,029,446	90,613,942
William H. Cunningham	410,829,925	25,858,647	2,163,974	90,613,942
Thomas W. Gilligan	417,626,072	18,783,188	2,443,286	90,613,942
David P. Hess	423,838,096	13,005,611	2,008,839	90,613,942
Robert E. Jordan	421,746,643	15,690,955	1,414,948	90,613,942
Gary C. Kelly	416,915,191	21,179,382	757,973	90,613,942
Elaine Mendoza	424,537,030	12,540,147	1,775,369	90,613,942
Christopher P. Reynolds	422,468,387	14,584,848	1,799,311	90,613,942
Jill A. Soltau	418,447,744	18,702,207	1,702,595	90,613,942

2. Proposal 2 – An advisory (non-binding) vote to approve the compensation of the Company’s named executive officers:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
339,780,020	97,603,353	1,469,173	90,613,942

3. Proposal 3 – Approval of the Southwest Airlines Co. Amended and Restated 2007 Equity Incentive Plan:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
408,346,613	28,870,401	1,635,532	90,613,942

4. Proposal 4 – A proposal to ratify the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2024:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
509,499,646	17,231,491	2,735,351	—

5. Proposal 5 – An advisory (non-binding) vote on a shareholder proposal to amend clawback policy for executive pay:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
80,938,014	355,594,196	2,320,336	90,613,942

6. Proposal 6 – An advisory (non-binding) vote on a shareholder proposal to permit shareholder removal of directors without cause:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
34,551,236	402,007,358	2,293,952	90,613,942

(c) Not applicable.

(d) Not applicable.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

99.1 Southwest Airlines Co. Amended and Restated 2007 Equity Incentive Plan
104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST AIRLINES CO.

Date: May 20, 2024	By:	/s/ Mark R. Shaw
Mark R. Shaw, Executive Vice President & Chief
Legal & Regulatory Officer & Corporate Secretary